UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2020

(October 16, 2020)

ProShares Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-34200	87-6284802
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Michael L. Sapir

c/o ProShare Capital Management LLC

7501 Wisconsin Avenue

Suite 1000E

Bethesda, Maryland 20814

(240) 497-6400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael M. Philipp

c/o Morgan Lewis & Bockius LLP

77 West Wacker Drive

Chicago, Illinois 60601

and

Richard F. Morris

c/o ProShare Capital Management LLC

7501 Wisconsin Avenue

Suite 1000E

Bethesda, Maryland 20814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
ProShares VIX Short-Term Futures ETF	VIXY	NYSE Arca
ProShares Ultra VIX Short-Term Futures ETF	UVXY	NYSE Arca
ProShares Short VIX Short-Term Futures ETF	SVXY	NYSE Arca
ProShares VIX Mid-Term Futures ETF	VIXM	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

Change to VIX Futures Contracts Settlement Time \ Index Methodologies. Effective Monday, October 26, 2020, the Chicago Futures Exchange (a subsidiary of the Chicago Board Options Exchange) is changing the settlement time for the VIX futures contracts in which ProShares VIX Short-Term Futures ETF (VIXY), ProShares Ultra VIX Short-Term Futures ETF (UVXY), ProShares Short VIX Short-Term Futures ETF (SVXY), and ProShares VIX Mid-Term Futures ETF (VIXM) (collectively, the “Funds”) invest from 4:15 p.m. (Eastern Time) to 4:00 p.m. (Eastern Time). As a result, S&P Dow Jones Indices will be revising the index methodology for the S&P 500® VIX Short-Term Futures Index (the “Short-Term Index”), the benchmark for each of ProShares VIX Short-Term Futures ETF (VIXY), ProShares Ultra VIX Short-Term Futures ETF (UVXY) and ProShares Short VIX Short-Term Futures ETF (SVXY), and the S&P 500® VIX Mid-Term Futures Index (the “Mid-Term Index”), the benchmark for ProShares VIX Mid-Term Futures ETF (VIXM), to reflect the new settlement time effective Monday, October 26, 2020.

Change to the Funds’ Net Asset Value (“NAV”) Calculation Time. As a result of these changes to the settlement time for VIX futures contracts and the Short-Term Index and Mid-Term Index methodologies, effective Monday, October 26, 2020 each Fund will change its NAV calculation time from 4:15 p.m. (Eastern Time) to 4:00 p.m. (Eastern Time). Additional information about the calculation of NAV is included in each Fund’s Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2020

ProShares Trust II

/s/ Todd B. Johnson
Todd B. Johnson
Principal Executive Officer